UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (only as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AMERGENT HOSPITALITY GROUP INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FORWARD LOOKING STATEMENTS

This statement contains forward-looking statements. These statements include projections, predictions, expectations or statements as to beliefs or future events or results or refer to other matters that are not historical facts. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by these statements. The forward-looking statements contained herein are based on various factors and were derived using numerous assumptions. In some cases, you can identify these forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of Amergent Hospitality Group Inc.’s management. If known or unknown risks or uncertainties should materialize, or if underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind not to place undue reliance on these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements contained in this statement are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

Post Office Box 470695, Charlotte, North Carolina 28247

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON December 30, 2022

Dear Stockholder:

Notice is hereby given that the 2022 Annual Meeting of Stockholders (“Annual Meeting”) of Amergent Hospitality Group Inc. (“we”, “us”, “Amergent” or the “company”), will be held at 10:00 a.m. Eastern time, on Friday, December 30, 2022. References in this Proxy Statement to the “Annual Meeting” also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

We are planning to hold the Annual Meeting virtually via the Internet, or at such other time and place to which the Annual Meeting may be adjourned or postponed. In order to attend our Annual Meeting, you must log in to https://stctransfer.zoom.us/webinar/register/WN_gkIBNoCdRSWO3wKyFFbHvg using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials. Attendees will need to register prior to the meeting in order to receive access to the meeting.

The Annual Meeting is called to conduct the following items of business:

1.	To elect Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Erick Wagoner to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;
2.	To approve an amendment to Amergent’s certificate of incorporation to increase the authorized shares of common stock, $0.0001 par value, from 50,000,000 to 150,000,000;
3.	To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
4.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

All holders of record of our common stock as of the close of business on November 18, 2022, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Amergent’s principal executive office. The stockholder list will also be available for review online during the virtual Annual Meeting. Any stockholder attending the virtual Annual Meeting may vote in person even if he or she has returned a proxy card.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Securities Transfer Corporation at the address set forth below.

Securities Transfer Corporation

Attention: Issuer Services, Stephanie Zhang

szhang@stctransfer.com

W: 469-633-0101

Central Time Zone

By Order of the Board of Directors,

Michael D. Pruitt
Chairman

Charlotte, North Carolina	December , 2022

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope or vote by telephone or online following the instructions on the proxy.

Important Notice Regarding the Internet Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on December 30, 2022

The Proxy Statement for the 2021 Annual Meeting, our annual report for the fiscal year ended December 31, 2021 and proxy card are available on the Internet at http://onlineproxyvote.com/amhg/.

TABLE OF CONTENTS

PROCEDURAL INFORMATION	5

PROPOSAL NO. 1: ELECTION OF DIRECTORS	10

DIRECTOR NOMINEES	10

CORPORATE GOVERNANCE	12

AUDIT COMMITTEE REPORT	15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	16

EXECUTIVE OFFICERS	17

EXECUTIVE OFFICER COMPENSATION	18

DIRECTOR COMPENSATION	20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21

EQUITY COMPENSATION PLAN INFORMATION	22

DELINQUENT SECTION 16(A) REPORTS	22

PROPOSAL NO. 2: APPROVAL Of an amendment to our certificate of incorporation to increase our authorized shares of common stock from 50,0000 to 150,000,000.	23

PROPOSAL NO 3: RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	25

HOUSEHOLDING	26

ANNUAL REPORT	27

STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING	27

STOCKHOLDER ADVISORY VOTES	27

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING	27

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The enclosed proxy is solicited by the board of directors (“Board”) of Amergent Hospitality Group Inc., a Delaware corporation, for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Amergent Hospitality Group Inc. and all postponements, continuations or adjournments thereof. These proxy materials and the enclosed Annual Report on Form 10K (“Annual Report”) for fiscal year ended December 31, 2021 (“2021 Fiscal Year”) are being mailed to our stockholders on or about December 12, 2022. In this Proxy Statement, we use the terms the “company,” “Amergent” “we”, “our”, and “us” to refer to Amergent Hospitality Group Inc.

About the Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting. To attend the Annual Meeting, pre-register here: https://stctransfer.zoom.us/webinar/register/WN_gkIBNoCdRSWO3wKyFFbHvg. You will receive dial-in details (time, phone number, time zone) upon registration. On the day of the meeting, please allow ample time for online check-in, which will begin at 9:45 a.m.

PROCEDURAL INFORMATION

Voting Procedures

All stockholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting. Attendance at the Annual Meeting shall solely be via the Internet at https://stctransfer.zoom.us/webinar/register/WN_gkIBNoCdRSWO3wKyFFbHvg using the 16-digit control number on the Notice, proxy card or voting instruction form that accompanied the proxy materials. Stockholders will not be able to attend the Annual Meeting at a physical location. Attendees will need to register prior to the meeting in order to receive access to the meeting.

The live webcast of the Annual Meeting will begin promptly at 10:00 a.m. Eastern Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the meeting in advance of the designated start time.

An online portal will be available to our stockholders at http://onlineproxyvote.com/SONN commencing approximately on or about December [*], 2022. By accessing this portal, stockholders will be able to vote in advance of the Annual Meeting. Stockholders may also vote, and submit questions, during the Annual Meeting on https://stctransfer.zoom.us/webinar/register/WN_gkIBNoCdRSWO3wKyFFbHvg. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to submit questions and vote at our Annual Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote. We intend to answer questions submitted during the meeting that are pertinent to Amergent and the items being brought for stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. To promote fairness, efficiently use Amergent’s resources and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Securities Transfer Corporation to host our virtual Annual Meeting and to distribute, receive, count and tabulate proxies.

How do I vote?

Your vote is important.

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting electronically (or by ballot if the meeting is held at our offices), all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card.

Vote on the Internet

If you are a stockholder of record, you may submit your proxy by going to http://onlineproxyvote.com/AMHG and following the instructions provided in the Notice or with your proxy materials and on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your Notice or voting instruction card. Have your Notice, proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on December 29, 2022.

Vote by Telephone

If you are a stockholder of record, you can also vote by telephone by dialing 469-633-0101. If your shares are held with a broker, you can vote by telephone by dialing the number specified on your voting instruction card. Have your proxy card or voting instruction card in hand when you call. Telephone voting facilities will be available commencing December , 2022 and will be available 24 hours a day until 11:59 p.m., Eastern Time, on December 29, 2022.

Vote by Facsimile or Email

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088, or sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com until 11:59 p.m., Eastern Time, on December 29, 2022.

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Vote by Mail

You may choose to vote by mail, by marking your proxy card or voting instruction card, dating and signing it, and returning it in the postage-paid envelope provided. If the envelope is missing and you are a stockholder of record, please mail your completed proxy card to Securities Transfer Corporation, 2901 N. Dallas Parkway, Suite 380, Plano, Texas 75093, Attention: Proxy Department. If the envelope is missing and your shares are held with a broker, please mail your completed voting instruction card to the address specified therein. Please allow sufficient time for mailing if you decide to vote by mail as it must be received by 11:59 p.m. on December 29, 2022.

Please note that you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet.

Vote at the Annual Meeting

You will have the right to vote at the Annual Meeting.

You will have the right to vote on the day of, or during, the Annual Meeting at http://onlineproxyvote.com/AMHG, but the site will only record votes from attending stockholders. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your Notice, proxy card or voting instruction form to vote at our Annual Meeting.

Even if you plan to attend our Annual Meeting remotely, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend our Annual Meeting.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke your proxy at any time before it is exercised by:

●	filing with our Secretary a notice of revocation;

●	submitting a later-dated vote by telephone or on the Internet;

●	sending in another duly executed proxy bearing a later date; or

●	attending the Annual Meeting remotely and casting your vote in the manner set forth above.

Your latest vote will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, Securities Transfer Corporation, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Annual Meeting.

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Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not vote your shares or otherwise provide the stockholder of record with voting instructions, your shares may constitute broker non-votes. The effect of broker non-votes is more specifically described in “How are the votes counted?” below.

Frequently Asked Questions

Who are the proxies? The Board has appointed Michael D. Pruitt, our Chairman and Chief Executive Officer, and Stephen Hoelscher, our Chief Financial Officer, to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the Board in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board on that proposal.

What items will be voted upon at the Annual Meeting? The following items will be voted upon at the Annual Meeting:

(1) To elect Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Erick Wagoner to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;

(2) To approve an amendment to Amergent’s certificate of incorporation to increase Amergent’s authorized common stock, $0.0001 par value, from 50,000,000 to 150,000,000;

(3) To ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

(4) To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the Board’s voting recommendation? For the reasons set forth in more detail later in the Proxy Statement, the Board unanimously recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal No. 1). The Board unanimously recommends a vote FOR the approval of the amendment to our certificate of incorporation to increase our authorized shares of common stock (Proposal No. 2). The Board unanimously recommends a vote FOR Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 3) which selection was made by the Board’s Audit Committee.

Who will solicit proxies on behalf of the Board? The company has retained Securities Transfer Corporation, a proxy solicitation firm, who may solicit proxies on the Board’s behalf. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Securities Transfer Corporation. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

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Who will pay for the costs involved in the solicitation of proxies? The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the company, will be borne by the company. Copies of the company’s solicitation material will be furnished to banks, brokerage houses, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our Annual Report to beneficial owners. In addition, if asked, the company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners. We have engaged Securities Transfer Corporation to solicit proxies from stockholders in connection with the Annual Meeting. We will pay Securities Transfer Corporation a fee of approximately $6,000 plus costs and expenses. In addition, we have agreed to indemnify Securities Transfer Corporation and certain related persons against certain liabilities arising out of or in connection with their engagement.

Who can answer my questions? Your vote at this year’s Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Securities Transfer Corporation , the firm assisting us in the solicitation of proxies:

Securities Transfer Corporation Attention: Issuer Services, Stephanie Zhang szhang@stctransfer.com W: 469-633-0101 Central Time Zone

How can I obtain additional copies of these materials or copies of other documents? Complete copies of this Proxy Statement and Annual Report are also available at: www.onlineproxyvote.com/amhg/.

You may also contact Securities Transfer Corporation for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

How can I provide my comments to the company? We urge you to let us know your comments about the company or to bring a particular matter to our attention by writing directly to us at Amergent Hospitality Group Inc., Post Office Box 470695, Charlotte, NC 28247, attention: Michelle Arcidiacono, Secretary.

How many votes are needed to have the proposals pass? The affirmative vote of the majority of the votes cast at the Annual Meeting is required to elect the directors (Proposal No. 1). The affirmative vote of the majority of the voting power so represented in person or by proxy at the meeting and entitled to vote on the matter at the Annual Meeting is required to approve Proposal Nos. 2 and 3.

How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR Proposal No. 1, the election of directors recommended by the Board, FOR Proposal No. 2, the approval of the amendment to our certificate of incorporation to increase the authorized shares of common stock, FOR Proposal No. 3, ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. Abstentions have no effect on Proposal No. 1, the election of directors. In all other matters abstentions have the same effect as votes “AGAINST” the matter. Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the annual meeting.

Broker Non-Votes. Whether a proposal is considered a “routine” matter or a “non-routine” matter is subject to the interpretation of certain rules that are applicable to brokers. Nasdaq Rule 2251 currently governs when NASDAQ members may vote shares held for customers by adopting the FINRA Rules. The FINRA rule, in turn, currently prohibits members from voting any uninstructed shares, but also permits the member to follow the rules of another self-regulatory organization of which the broker is a member, such as NYSE, instead, provided that the records of the member clearly indicate the procedure it is following. Proposal Nos. 2 and 3 are considered “routine” matters under NYSE guidelines and, as such, any NYSE member broker who has received no instructions from its clients and participates in discretionary voting will have discretion to vote its clients’ uninstructed shares on Proposal Nos. 2 and 3. For that reason, if you are a beneficial holder and you wish to vote “for,” “against” or “abstain” from Proposal Nos. 2 and 3 and your broker is an NYSE member that participates in discretionary voting, you will have to provide your broker with such an instruction. Otherwise, your broker may vote in its discretion on this proposal. On the other hand, a broker is not entitled to vote shares held for a beneficial owner on non-routine items contained in the remaining proposals. A “broker non-vote” occurs when a broker cannot vote on a matter without instructions from the beneficial holder and such instructions are not received.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of November 18, 2021 we had 15,706,735 shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 7,853,368.

How would my proxy be voted on other matters? The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1-3 as may properly come before the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies? This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Amergent. Amergent will pay all costs of preparing, assembling, printing and distributing the proxy materials. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the Board through the mail, in person and by telecommunications. Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

Where can I find the voting results of the Annual Meeting? We expect to announce preliminary voting results at the Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days of the Annual Meeting, and that Form 8-K will be available on our website at https://ir.amergenthg.com/sec-filings.

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IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL NO. 1–	Election of Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Erick Wagoner to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification

Our Board currently consists of five directors, and each of our five directors hold their positions on the Board until the Annual Meeting. Each of the five director nominees named below will stand for re-election at the Annual Meeting. Each director’s term will then continue until the earlier of the election and qualification of their successor, or their death, resignation or removal. At the recommendation of our Nominating and Governance Committee, our Board proposes that the five director nominees named below be elected as directors to serve until the 2023 annual meeting and until such director’s successor is duly elected and qualified or until such director’s death, earlier resignation or removal. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term and until the director’s successor is duly elected and qualified.

Stockholders may not vote, or submit a proxy, for a greater number of nominees than the five nominees named below. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

DIRECTOR NOMINEES

The current directors, who are our nominees, are as follows:

Name	Age	Position
Michael D. Pruitt	62	Chairman, Chief Executive Officer
Frederick L. Glick	57	Director, President
Keith J. Johnson	63	Director, Chairman of Audit Committee, Member Compensation Committee
Neil G. Kiefer	71	Director, Chairman of Compensation Committee Member of Nominating and Governance Committee
J. Eric Wagoner	70	Director, Chairman of Nominating and Governance Committee Member of Audit Committee

Business Experience of Nominees

Michael D. Pruitt founded Avenel Financial Group, a boutique financial services firm concentrating on emerging technology company investments, in 1999. In 2001, he formed Avenel Ventures, a technology investment and private venture capital firm. In February 2005, Mr. Pruitt formed Chanticleer Holdings, Inc., which commenced operations in June 2005 with him as Chairman and Chief Executive Officer, roles he continued to serve through the Merger and Spin-Off. In January 2011, Mr. Pruitt became a director of the board of Hooters of America, LLC. Mr. Pruitt received a Bachelor of Arts degree from Coastal Carolina University in Conway, South Carolina, where he sits on the Board of Visitors of the E. Craig Wall Sr. College of Business Administration, the Coastal Education Foundation Board, and the Athletic Committee of the Board of Trustees. Mr. Pruitt also has serves as Chief Executive Officer and sole director of Capstone Technologies Group, Inc.

Frederick L. Glick was appointed to serve as President of Chanticleer on November 16, 2018 and subsequently appointed as director effective May 10, 2019. Mr. Glick was the Vice President of Brewery Restaurants for the Karl Strauss Brewing Company brand in San Diego, California from 2013 to the present. Prior, from 2008 to 2013, Mr. Glick was the VP of Operations for Phil’s BBQ in San Diego, California. From 1991 to 2008, Mr. Glick was the President, CEO, Operating Partner of Hootwine, Inc., a Hooters franchise, in Oceanside, California. Mr. Glick graduated with a B.S. in Business Administration from Lehigh University in 1986. Each year, Mr. Glick volunteers with local service and charitable organizations and serves on the state board of directors of the California Restaurant Association and CRAF (California Restaurant Association Foundation).

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Keith J. Johnson is the Chief Financial Officer of Watertech Equipment & Sales. He served as the Manager of Business Development for Hudson Technologies from November 2012 through September 2013. From August 2010 through November 2012, Mr. Johnson was President of Efficiency Technologies, Inc., the wholly owned operating subsidiary of Efftec International, Inc. He was the President and Chief Executive Officer of YRT² (Your Residential Technology Team) in Charlotte, North Carolina since 2004. Mr. Johnson has a BS in Accounting from Fairfield University in Fairfield, Connecticut. Mr. Johnson served on the board of directors of Chanticleer from April 2007 through March 31, 2020 and also served as the Chairman of its audit committee and a member of its compensation committee. Mr. Johnson was asked to serve as director based in part on his financial expertise and general proven success in business.

Neil G. Kiefer is the Chief Executive Officer of Hooters Management Corporation, Hooters, Inc., and all its affiliated companies, a position he has held since May 1992. In 1994, Mr. Kiefer was appointed to the boards of those entities, and he continues to serve on those boards. He was also Chief Executive Officer of the Hooters Casino Hotel in Las Vegas, Nevada from 2006 to 2012. Mr. Kiefer received his bachelor’s degree from Bethany College in Bethany, West Virginia and received his law degree from Hofstra University in Hempstead, New York. He was admitted to the Florida Bar in 1979. Mr. Kiefer served on the board of Chanticleer from January 2017 through March 31, 2020 and was a member of its compensation committee. He possesses extensive knowledge of the casual dining industry and is an experienced having served on the boards of numerous companies.

J. Eric Wagoner has served as a Managing Director and Head of the High-Yield & Distressed Securities division of Source Capital Group since 1995. Mr. Wagoner has over 35 years of investment securities experience and has developed specialized expertise in high yield and distressed debt instruments. He serves as a member of the board of directors of Argus Research Group, a leading independent equity research firm, and is a member of the Board of Visitors at Wake Forest University. Mr. Wagoner is a graduate of the University of North Carolina and received his MBA from the Babcock Graduate School of Management at Wake Forest University. Mr. Wagoner holds NASD Series 7, 24 and 63 licenses. Mr. Wagoner served on Chanticleer’s board of directors from March 2018 through the Merger and Spin-Off and was a member of its audit committee and compensation committee. He was asked to serve as director based in part on his extensive securities knowledge and general proven success in business.

Vote Required

The affirmative vote of the majority of the votes cast for the election of directors. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

The Board unanimously recommends a vote “FOR” the election of Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Eric Wagoner as directors.

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CORPORATE GOVERNANCE

We are committed to having sound corporate governance principles. We believe that such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. There have been no changes to the procedures by which stockholders may recommend nominees to our Board.

Board of Director Composition

Our Board currently consists of five members. Our directors hold office until their successors have been elected and qualified or until the earlier of their death, resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

Board of Director Meetings

Since the Effective Date through December 31, 2021, (i) our Board met three times; (ii) our audit committee of the Board (the “Audit Committee”) met two times; (iii) our compensation committee of the Board (the “Compensation Committee”) met two times and (iv) our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) did not meet during such period. Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such director served on the Board) and (ii) the total number of meetings of all committees of our Board on which such director served (during the periods for which the director served on such committee or committees).

The company does not have a policy for Board meeting or committee meeting attendance because, pursuant to our Bylaws, members constituting a majority of directors constitute a quorum for meetings of the Board and a majority of our directors, including a majority of the independent directors, regularly attend all meetings.

The company does not have a policy for attendance of Board members at annual meetings of stockholders.

Director Independence

The Board performed a review to determine the independence of its members under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) and made a subjective determination as to each of these independent directors that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Additionally, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.

Further, each member of our Compensation Committee also must qualify as independent under the listing standards, as “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act and as “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning their background, employment and affiliations, our Board determined that Messrs. Johnson, Kiefer and Wagoner are “independent” as that term is defined under the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and the listing requirements and rules of The Nasdaq Stock Market. In making these determinations, our Board considered the current and prior relationships that each non- employee director has with our company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

12

Board Committees

Audit Committee

The Board has established an Audit Committee currently consisting of Messrs. Johnson (Chairman) and Wagoner. The Audit Committee’s primary functions are to oversee and review: the integrity of the company’s consolidated financial statements and other financial information furnished by the company, the company’s compliance with legal and regulatory requirements, the company’s systems of internal accounting and financial controls, the independent auditor’s engagement, qualifications, performance, compensation and independence, related party transactions, and compliance with the company’s Code of Ethics.

Each member of the Audit Committee is “independent” as that term is defined under the applicable rules of the Securities and Exchange Commission (the “SEC”) and the applicable rules of The Nasdaq Stock Market. The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee. The Board determined that Mr. Johnson is an “audit committee financial expert,” as defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Stock Market. The Board has adopted an Audit Committee Charter, which is available for viewing at https://ir.amergenthg.com/corporate-governance/governance-documents.

Compensation Committee

The Compensation Committee of the Board is currently composed of Messrs. Kiefer (Chairman) and Johnson. Neither of these Compensation Committee members was an officer or employee of the company during the year. Each member of the Compensation Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Stock Market. The responsibilities of the Compensation Committee include overseeing the evaluation of executive officers (including the Chief Executive Officer) of the company, determining the compensation of executive officers of the company, and overseeing the management of risks associated therewith. The Compensation Committee determines and approves the Chief Executive Officer’s compensation. The Compensation Committee also administers the company’s equity-based plans and makes recommendations to the board with respect to actions that are subject to approval of the Board regarding such plans. The Compensation Committee also reviews and makes recommendations to the Board with respect to the compensation of directors. The Compensation Committee monitors the risks associated with the company’s compensation policies and practices as contemplated by Item 402(s) of Regulation S-K

Amergent’s Board has adopted a Compensation Committee Charter, which is available for viewing at https://ir.amergenthg.com/corporate-governance/governance-documents.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board of Directors is currently composed of Messrs. Wagoner (Chairman) and Kiefer. None of these members was an officer or employee of the company during the year. Each member of the Nominating and Corporate Governance Committee is “independent” as that term is defined under the applicable rules of the SEC and the applicable rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee nominates individuals to be elected to the board of directors by our stockholders. The Nominating and Corporate Governance Committee considers recommendations from stockholders if submitted in a timely manner in accordance with the procedures set forth in our bylaws and will apply the same criteria to all persons being considered.

The Board has adopted a Nominating and Corporate Governance Committee Charter, which is available for viewing at https://ir.amergenthg.com/corporate-governance/governance-documents.

Stockholder Nominations for Directorships

Our Nominating and Corporate Governance Committee will consider potential director candidates recommended by stockholders as long as the stockholders comply with our certificate of incorporation and bylaws, in recommending a potential candidate. A stockholder of record can nominate a candidate for election to the Board by complying with the procedures set forth in our bylaws. Stockholders wishing to recommend a candidate for nomination should contact our Secretary in writing at: Board of Directors, Post Office Box 470695, Charlotte, North Carolina 28247, attention: Michelle Arcidiacono, Secretary. For more information, please see the section below titled “Stockholder Proposals for Next Year’s Annual Meeting.”

Assuming that the appropriate information is provided for candidates recommended by stockholders, our Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of our Board or other persons, as described above and as set forth in our charter.

13

Hedging, Pledging and Insider Trading Policies

We do not have practices or policies relating to employees (including officers) or directors engaging in hedging in our securities.

Board Leadership Structure and Role in Risk Oversight

Currently, Mr. Pruitt serves as Amergent’s Chief Executive Officer and Chairman of the Board. Periodically, our Board will assess the roles of Chairman and Chief Executive Officer, and the Board leadership structure to ensure the interests of Amergent and our stockholders are best served. Our Board believes the current combination of the two roles is satisfactory at present. Mr. Pruitt, as our Chief Executive Officer and Chairman, has extensive knowledge of all aspects of Amergent and its business. The Board has not appointed a Lead Independent Director. We have no policy requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure.

This has allowed and will continue to allow our Board the flexibility to establish the most appropriate structure for Amergent at any given time.

The Board as a whole has responsibility for overseeing management’s handling of the company’s strategic and operational risks. Throughout the year, senior management reports to the Board the risks that may be material to the company, including those disclosed in the company’s quarterly and annual reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful Board-level attention to the nature of the material risks faced by the company and the adequacy of the company’s risk management process and system. While the Board recognizes that the risks which Amergent faces are not static, and that it is not possible to mitigate all risk and uncertainty all of the time, the Board believes that Amergent’s approach to managing its risks provides the Board with the proper foundation and oversight perspective with respect to management of the material risks facing the company.

The Audit Committee has oversight responsibility for the company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee receives and reviews, as appropriate, the reports of the company’s internal auditors regarding the results of their annual company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with Amergent’s executive compensation plans and related laws and policies. The Governance Committee oversees compliance with governance-related laws and policies. Our Operations Committee assists the Board in fulfilling its oversight responsibilities for matters relating to Amergent’s operations, particularly those aspects which are most likely to affect stockholder value.

Stockholder Communications with Our Board of Directors

The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as she considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: Amergent Hospitality Group, Inc., Board of Directors, Post Office Box 470695, Charlotte, North Carolina 28247, attention: Michelle Arcidiacono, Secretary.

Any such communication must contain:

●	a representation that the stockholder is a holder of record of our capital stock;

●	the name and address, as they appear on our books, of the stockholder sending such communication; and

●	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

14

AUDIT COMMITTEE REPORT*

The undersigned members of the Audit Committee of the Board of Directors of Amergent submit this report in connection with the committee’s review of the financial reports of the company for the fiscal year ended December 31, 2021 as follows:

1. The Audit Committee has reviewed and discussed with management the audited financial statements for Amergent for the fiscal year ended December 30, 2021.

2. The Audit Committee has discussed with representatives of Cherry Bekaert LLP, Amergent’s independent public accounting firm, the matters which are required to be discussed with them under the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

3. The Audit Committee has discussed with representatives of Cherry Bekaert LLP, the independent public accounting firm, the auditors’ independence from management and Amergent has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by Cherry Bekaert LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2021 for filing with the Securities and Exchange Commission.

The Audit Committee of the Board of Directors
Chairman and Audit Committee Financial Expert, Keith J. Johnson
J. Eric Wagoner

* The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

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Certain Relationships and Related Transactions

Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship between Amergent and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related person,” in which such related person has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, defined as a “related party transaction,” the related party must report the proposed related party transaction to our Chief Financial Officer. The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Governance Committee. Our Governance Committee is comprised of Messrs. Kiefer and Wagoner. Mr. Wagoner serves as Chairman. The board of directors has determined both of the members of the Governance Committee are independent under the rules of the Nasdaq Stock Market, LLC. If practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Governance Committee will review, and, in its discretion, may ratify the related party transaction. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum. The terms obtained or consideration that we pay or receive, as applicable, in connection with related party transactions are considered for approval if they are comparable to or better than terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions. Related party transactions are transactions in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”).

Except as set forth below, we have not engaged in related party transactions since the beginning of fiscal 2021 and there are no currently proposed related party transactions.

Oz Rey, LLC

In connection with the private financing transaction of up to $3.0 of 8% Debentures and Warrants, Oz Rey, LLC agreed to subordinate payment of its 10% senior secured convertible debenture to payment of the 8% Debentures. Oz Rey, LLC receives a fee equal to two percent (2.0%) of the principal amount of the 8% Debentures issued in the transaction as well as a one-time payment of $15,000 for legal fees and expenses.

Oz Rey, LLC further agreed to extend the maturity date of its 10% secured convertible debenture to April 1, 2024.

Stephen J. Hoelscher

Stephen J. Hoelscher was appointed Chief Financial Officer on January 19, 2021. Mr. Hoelscher’s engagement with Amergent is on a part-time basis. Mr. Hoelscher serves as an officer of entities affiliated with Oz Rey, LLC. Mr. Hoelscher’s engagement with Amergent is on a part-time basis. Mr. Hoelscher serves as an officer of entities affiliated with Oz Rey, LLC (holder of Amergent’s 10% secured convertible debenture in the principal amount of $4.0 million). Oz Rey, LLC’s debenture is secured by a first priority interest in Amergent’s assets and guaranteed by all of Amergent’s subsidiaries. Mr. Hoelscher serves as (a) a Manager and also the Chief Financial Officer of Oz Rey, LLC; (b) Chief Financial Officer of Mastodon Ventures, Inc., an affiliate of Oz Rey, LLC; and (c) as Manager and Chief Financial Officer of MV Amanth LLC and its subsidiaries, also affiliates of Oz Rey, LLC. Mr. Hoelscher may engage in other positions and pursuits from time to time during his employment; provided however, Mr. Hoelscher will notify the Company in advance of accepting new positions or embarking on new pursuits.

Indemnification Agreements

The company has entered into indemnification agreements with each of its current directors and executive officers. These agreements will require the company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The company also intends to enter into indemnification agreements with its future directors and executive officers.

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EXECUTIVE OFFICERS

Name	Age	Position

Michael D. Pruitt	62	Chairman and Chief Executive Officer

Frederick L. Glick	57	President

Stephen J. Hoelscher	63	Chief Financial Officer

Biographies for Mr. Pruitt and Mr. Glick are included with the director profiles above Mr. Pruitt and Mr. Glick were appointed to their respective positions concurrently with the Merger and Spin-Off.

Stephen J. Hoelscher was appointed Chief Financial Officer on January 19, 2021. Mr. Hoelscher is a Certified Public Accountant and has 40 years of accounting and auditing experience. Prior to joining the company, Mr. Hoelscher was and continues to be the Chief Financial Officer for Mastodon Ventures, Inc., a strategic restaurant advisory firm in Austin, Texas since June 2000. Mr. Hoelscher oversaw investments in a number of companies owning a variety of restaurant assets including over 100 KFC restaurants, and various other fast casual, casual, fine dining, franchisee and franchisor concepts. Mr. Hoelscher previously occupied the roles Chief Financial Officer and Chief Accounting Officer at two public companies, serving as Chief Financial Officer and a member of the Board of Directors of Anpath Group Inc., from 2006 to 2015, and as Chief Financial Officer on part-time basis for Enxnet Inc., from 2004 to 2019. Mr. Hoelscher also served as controller and Chief Accounting Officer for Aperian from 1996 to 2000. Mr. Hoelscher serves on several boards of directors for non-profit organizations. He received a Bachelor of Business Administration Degree from West Texas A&M University.

Mr. Hoelscher’s engagement with Amergent is on a part-time basis. Mr. Hoelscher serves as an officer of entities affiliated with Oz Rey, LLC (a related party and Amergent’s largest beneficial owner, which entity beneficially owning in excess 71% of Amergent’s outstanding common stock). Oz Rey, LLC holds a first priority secured note with a principal balance of $4,037,889, guaranteed by all of Amergent’s subsidiaries. Mr. Hoelscher serves as (a) a Manager and also the Chief Financial Officer of Oz Rey, LLC; (b) Chief Financial Officer of Mastodon Ventures, Inc., an affiliate of Oz Rey, LLC; and (c) as Manager and Chief Financial Officer of MV Amanth LLC and its subsidiaries, also affiliates of Oz Rey, LLC. Mr. Hoelscher may engage in other positions and pursuits from time to time during his employment; provided however, Mr. Hoelscher will notify the company in advance of accepting new positions or embarking on new pursuits.

Legal Proceedings

To the best of our knowledge, none of our executive officers or directors are parties to any material proceedings adverse to Amergent, have any material interest adverse to Amergent or have, during the past ten years been subject to legal or regulatory proceedings required to be disclosed hereunder.

Family Relationships

There are no family relationships between any of our executive officers and directors.

Code of Ethics

Our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a Code of Ethics that complies with Item 406 of Regulation S-B of the Exchange Act. Our Code of Ethics is posted on our website at https://ir.amergenthg.com/corporate-governance/governance-document. If Amergent makes any substantive amendments to the Code of Ethics or grants any waiver, including any implicit waiver from a provision of the Code of Ethics, the company will disclose the nature of such amendments or waiver on its website or in a current report on Form 8-K.

17

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The information included in the Summary Compensation Table below reflects compensation earned during the fiscal years ended December 31, 2021 and 2020 by each person serving in capacities of a Named Executive Officer.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	All Other Compensation	Total
Michael D. Pruitt	2021	$287,003	—	—	—	$287,003
Chief Executive Officer	2020	$287,003	—	—	—	$287,003

Frederick L. Glick	2021	$275,000	—	—	—	$275,000
President	2020	$260,291	—	—	—	260,291

Stephen J. Hoelscher (1)	2021	$112,192	—	—	—	$112,192
Chief Financial Officer	2020	$—	—	—	—	$—

(1)	Mr. Hoelscher was appointed to serve as Chief Financial Officer effective January 19, 2020.

Employment Agreements

Frederick L. Glick, President

On July 9, 2021 we entered into an at-will amended and restated employment agreement with Frederick L. Glick, which agreement induced Mr. Glick to continue to serve Amergent in the office of President and governs the terms of his continued employment, commencing July 1, 2021 and terminating June 30, 2024. Mr. Glick receives a base salary of $250,000, which salary increases 2.5% on each of July 1, 2022 and July 1, 2023. Mr. Glick will also receive a $25,000 signing bonus. Mr. Glick has the opportunity to earn bonuses based on set metrics forth in the agreement as well as an annual discretionary bonus. The agreement contains restrictions on the use of confidential information as well as protective covenants governing non-solicitation of customers and employees protecting Amergent’s trade secrets. Mr. Glick is entitled to customary severance benefits afforded executive officers in the event of termination by Amergent without cause or by Mr. Glick without good reason (including by reason of “Change in Control”, as defined in the agreement). The agreement further includes a garden leave period, which may be invoked at Amergent’s discretion.

Mr. Glick received equity compensation pursuant to the company’s 2021 Inducement Plan adopted by the board of directors. The plan reserved 500,000 shares of common stock for grant to Mr. Glick under his agreement. Mr. Glick received a grant of 50,000 shares of unrestricted common stock. He also received non-qualified options to purchase up to 450,000 shares of common stock, subject to vesting schedules and pricing set forth in his agreement and in compliance with applicable law.

The Compensation Committee of Amergent’s board comprised of independent directors recommended adoption of the agreement and plan to the board of directors.

Stephen J. Hoelscher, Chief Financial Officer

On February 4, 2021 we entered into an at will employment agreement and non-solicitation and confidentiality agreement with Stephen J. Hoelscher, which agreements govern the terms of the engagement of Mr. Hoelscher as Amergent’s new Chief Financial Officer. Either party may terminate the employment agreement with or without cause and with or without advance notice, at any time. Mr. Hoelscher receives a base salary of $120,000 and has the opportunity to earn an annual bonus of $30,000 based on metrics to be determined by the board of directors of Amergent. The non-solicitation and confidentiality agreement contains customary restrictions on the use of confidential information, protecting Amergent’s trade secrets, as well as protective covenants governing non-solicitation of customers and employees and restricting interference with Amergent’s business.

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Patrick Harkleroad, Former Chief Financial Officer

On December 1, 2020, we accepted the resignation of Patrick Harkleroad from the position of Chief Financial Officer, effective December 31, 2020, which resignation was contingent upon the waiver by the board of the 90 day notice requirement for non-renewal under his employment agreement. His was assigned to Amergent April 1, 2020 in conjunction with Amergent’s spin-off from Chanticleer. Mr. Harkleroad agreed to continue to provide support to Amergent in a consulting capacity to assist with the transition of his duties in 2021.

On March 26, 2021, we entered into a separation and release agreement with Mr. Harkleroad. Pursuant to the Agreement, Mr. Harkleroad was paid $15,000 for transition services through March 31, 2021. Amergent reaffirmed its indemnification obligations to Mr. Harkleroad in the Agreement, pursuant to the terms of that certain Indemnification Agreement by and between the parties dated July 10, 2020. The Agreement also contains customary general releases by the parties as well as confidentiality, non-disparagement and cooperation provisions.

Change-in-Control Provisions

Except as described above concerning Frederick L. Glick’s employment agreement, no other officers have agreements with change-in-control provisions.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2021:

Name and Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Fredrick J. Glick, President	150,000	—	$2.50	8/1/2026	—	—	—	—
Fredrick J. Glick, President	100,000	100,000	$0.56	8/1/2026	50,000	$20,000	—	—
Fredrick J. Glick, President	100,000	100,000	$0.81	8/1/2026	100,000	40,000	—	—
Fredrick J. Glick, President	100,000	100,000	$1.08	8/1/2026	100,000	40,000	—	—
Totals	450,000	300,000			250,000	$100,000

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DIRECTOR COMPENSATION

Director Compensation Table

The following table reflects compensation earned for services performed in 2021 by members of Amergent’s board who were not employees. The 2021 director fees are accrued and unpaid. Any director who is also an employee does not receive any compensation for service as a director. The compensation received by Messrs. Pruitt and Glick as employees is shown above in the Summary Compensation Table. Amergent reimbursed all directors for expenses incurred in their capacity as directors.

Name	Director Fees Earned or Paid in Cash (1)	Stock Awards	Option Awards	Total

Keith J. Johnson	$28,000	—	—	$28,000

Neil G. Kiefer	$28,000	—	—	$28,000

J. Eric Wagoner	$28,000	—	—	$28,000

(1)	Director fees earned in 2021 are accrued and unpaid.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security ownership of certain beneficial owners and management

To our knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of November 18, 2022 by:

●	each person known by the company to beneficially own more than 5% of the outstanding shares of the common stock;
●	each of our Named Executive Officers;
●	each of our directors; and
●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the determination date. Unless otherwise indicated, the address for those listed below is c/o Amergent Hospitality Group Inc., PO Box 460695 Charlotte, NC 28247. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying warrants, options or other convertible securities held by such persons that are exercisable within 60 days of November 18, 2022, but excludes shares of common stock underlying warrants, options or other convertible securities held by any other person. The number of shares of common stock issued and outstanding as of November 18 2022, was 15,706,735 Except as noted otherwise, the amounts reflected below are based upon information provided to the company and filings with the SEC.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class

Michael D. Pruitt (1)	102,367	*
Frederick L. Glick (2)	550,764	*
Stephen J. Hoelscher	—	*
Keith J. Johnson	45,569	*
Neil G. Kiefer (3)	40,091	*
J. Eric Wagoner (4)	41,336	*
Directors and Executive Officers as a Group (6 persons)	780,127	4.97%
Oz Rey, LLC (5)	783,766	4.99%
Arena Funds (6)	1,492,000	9.50%
NY Farms Group, Inc. (7)	950,060	6.05%

* less than 1%

(1) Includes 45,529 shares held directly by Mr. Pruitt’s individual IRA account; 21,876 shares held directly, and 34,962 shares held directly by Avenel Financial Group. Mr. Pruitt exercises voting and dispositive control over these shares.

(2) Includes 20,769 shares held directly by Mr. Glick’s individual IRA account. Mr. Glick exercises voting and dispositive control over these shares.

(3) Includes 2,000 shares held directly by Mr. Kiefer’s individual IRA account. Mr. Kiefer exercises voting and dispositive control over these shares.

(4) Includes 10,690 shares held directly by Mr. Wagoner’s individual IRA account. Mr. Wagoner exercises voting and dispositive control over these shares.

(5) 10% Secured Convertible Debenture and Warrant held by Oz Rey, LLC subject to 4.99% beneficial ownership blocker. The address for Oz Rey, LLC is 918 Congress Avenue, Suite 100, Austin, Texas 78701.

(6) Arena Funds collectively are made up of the following holdings:

●	Arena Origination Co., LLC holds 231,679 shares
●	Arena Special Opportunities Funds L.P. holds 152,321 shares
●	Westaim Origination Holdings, Inc holds 231,679 shares
●	Arena Special Opportunities Fund (Onshore) L.P. holds 152,321 shares
●	Arena Investors, LP holds 384,000 shares
●	Arena Investors GP, LLC holds 340,000 shares

The address for Arena Funds is c/o Arena Investors LP, 405 Lexington Avenue, 59th Floor, New York, New York 10174.

(7) The address for NY Farms Group, Inc. is 98 Cutter Mill Rd, Great Neck, NY 11021.

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EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance under Equity Compensation Plans

Plan not Approved by Stockholders

The 2021 Inducement Plan was adopted by the board of directors on July 8, 2021, and amended on July 27, 2021, to provide incentive compensation to Frederick L. Glick pursuant to his Amended and Restated Employment Agreement effective July 1, 2021. The 2021 Inducement Plan was registered on Form S-8.

The Board, upon recommendation of the Compensation Committee, granted and issued the equity awards set forth below to Mr. Glick under the 2021 Inducement Plan:

●	Fifty thousand (50,000) unrestricted shares of the Corporation’s common stock, $0.0001 par value (shares of the Corporation’s common stock referred to herein as “Shares”);

●	Fully vested 5-year stock options to purchase 150,000 shares at an exercise price of $2.50 per Share; and

●	5-year stock options to purchase an aggregate of 300,000 Shares, 100,000 of which are exercisable at $0.56 per Share, 100,000 of which are exercisable at $0.81 per Share, and 100,000 of which are exercisable at $1.08 per Share. These option awards vest in twelve equal installments, the first installment vesting immediately and the remaining installments vesting on each of October 1, 2021, January 1, 2022, April 1, 2022, July 1, 2022, October 1, 2022, January 1, 2023, April 1, 2023, July 1, 2023, October 1, 2023, January 1, 2024, and April 1, 2024. These option awards further vest based on exercise price, with lower priced options vesting first.

We issued an unrestricted stock award agreement and nonstatutory option award agreements to Frederick L. Glick evidencing the grants.

Plan Approved by Stockholders

On December 30, 2021, the 2021 Incentive Plan for issuance of up 2,000,000 shares was approved by our stockholders. We intend to register the 2021 Incentive Plan on Form S-8 after we file this Annual Report on Form 10-K. No awards have yet been granted under the 2021 Incentive Plan.

The following table provides information, as of December 31, 2021, with respect to equity securities authorized for issuance under compensation plans:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in
Plan Category	(a)	(b)	Column (a)
Equity compensation plans approved by security holders	—	$—	2,000,000
Equity compensation plans not approved by security holders	450,000	1.38	—
TOTAL	450,000	$1.38	2,000,000

DELiNQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.

To our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Amergent under 17 CFR 240.16a-3(e) during our fiscal year ended December 31, 2021 none of our officers or directors filed late Forms 3 or 4. None of our officers or directors filed Form 5.

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PROPOSAL No. 2	Approval of Amendment to Our Certificate of Incorporation to Increase Our Authorized Shares of Common Stock, $0.0001 par value, from 50,000,000 to 150,000,0000

Our Board has approved, declared advisable and in the best interests of Amergent and its stockholders and is submitting for stockholder approval an amendment to the company’s certificate of incorporation to increase the number of authorized shares of Amergent’s common stock from 50,000,000 to 150,000,000.

The company’s Certificate of Incorporation also authorizes the issuance of 500,000 shares of preferred stock. Currently, there are 100 shares of preferred stock outstanding. The proposed amendment does not increase the number of shares of preferred stock that the Company is authorized to issue.

Form of the Amendment

If stockholders approve this proposal, the company’s certificate of incorporation will be amended to increase the number of shares of common stock the Company is authorized to issue from 50,000,000 to 150,000,000. The par value of the common stock will remain at $.0001 per share. The amendment would amend the first sentence of Article FOURTH of our certificate of incorporation to read in its entirety as follows:

“This Corporation is authorized to issue two classes of shares designated respectively “common stock” and “preferred stock”. The number of authorized shares of common stock is one hundred and fifty million (150,000,000) and the number of authorized shares of preferred stock is five hundred thousand (500,000).”

The remaining text of Article FOURTH of our certificate of incorporation will remain unchanged.

Purpose of the Amendment

The Board is recommending this increase in authorized shares of common stock primarily to give the Company appropriate flexibility to issue shares for future corporate needs. The shares may be issued by the Board in its discretion, subject to any further stockholder action required in the case of any particular issuance by applicable law, regulatory agency, or under the rules of the trading market. Although there is no present definitive agreement to issue any shares, the newly authorized shares of common stock would be issuable for any proper corporate purpose, including future acquisitions, investment opportunities, capital raising transactions of equity or convertible debt securities, stock splits, stock dividends, issuance under current or future equity compensation plans, employee stock plans and savings plans or for other corporate purposes.

As of the date hereof, the company has 15,706,735 shares of common stock issued and outstanding and approximately 66,800,000 shares of common stock outstanding on a fully diluted basis.

In the immediate future, the Board expects to issue preferred stock and warrants in a financing transaction, which securities will be convertible or exercisable into approximately 17,500,000 shares of common stock.

In the immediate future, as part of an acquisition, the Board anticipates issuing convertible notes that are convertible, at the option of the holder, into 16,000,000 shares of common stock.

There are no other immediate plans, arrangements, commitments or understandings with respect to issuance of any of the additional shares of common stock that would be authorized by the proposed amendment. However, the Board believes that these additional shares will provide the Company with needed ability to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. The Company’s stockholders do not have preemptive rights with respect to its common stock. Accordingly, should the Board elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase the shares.

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Potential Adverse Effects of the Amendment

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the company. This proposal is not being presented with the intent that it be used to prevent or discourage any takeover attempts, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Effectiveness of the Amendment and Vote Required

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following approval of this proposal. The adoption of this amendment requires the approval of a majority of the outstanding shares of common stock entitled to vote.

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote is required for approval of the amendment to our certificate of incorporation to increase the number of authorized shares of our common stock.

The Board unanimously recommends a vote “FOR” approval of this Proposal No. 2, for the approval of the amendment to our certificate of incorporation to increase the number of authorized shares of our common stock.

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PROPOSAL NO. 3 –	Ratification of the appointment of Cherry Bekaert LLP. as independent registered public accounting firm for the fiscal year ending December 31, 2022

The audit committee has reappointed Cherry Bekaert LLP (“Cherry”) to audit our consolidated financial statements for the fiscal year ending December 31, 2022. A representative from Cherry is not expected to be present at the annual meeting.

Although stockholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Cherry is not approved by the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter, the audit committee will consider the appointment of another independent registered public accounting firm for fiscal 2023.

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on this matter is required for the election of directors. is required to ratify the appointment of Cherry as independent registered public accounting firm.

The Board unanimously recommends a vote “FOR” Proposal No. 3, ratification of the appointment of Cheery Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

The following table summarizes the fees for professional services rendered by Cherry Bekaert LLP, the Company’s (and Chanticleer’s prior to the Merger) independent registered public accounting firms, for each of the respective last two fiscal years:

Fee Category	2021	2020
Audit Fees	$521,023	$512,033
Audit-Related Fees	21,592	67,650
Tax Fees	—	—
Total Fees	$542,615	$579,683

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Audit Fees

Represents fees for professional services provided in connection with the audit of the Company’s annual consolidated and combined financial statements and reviews of the Company’s quarterly interim consolidated and combined financial statements.

Audit-Related Fees

Fees related to review of registration statements and statutory audits.

Tax Fees

Tax fees are associated with advice.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit Committee is required to review and approve the proposed retention of independent auditors to perform any proposed auditing and non-auditing services as outlined in its charter. The Audit Committee has not established policies and procedures separate from its charter concerning the pre-approval of auditing and non-auditing related services. As required by Section 10A of the Exchange Act, our Audit Committee has authorized all auditing and non-auditing services provided by Cherry Bekaert LLP during 2021 and 2020 and the fees paid for such services. However, the pre-approval requirement may be waived with respect to the provision of non-audit services for the Company if the “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

The Audit Committee has considered whether the provision of Audit-Related Fees, Tax Fees, and all other fees as described above is compatible with maintaining Cherry Bekaert LLP’s independence and has determined that such services for fiscal years 2021 and 2020 were compatible. All such services were approved by the Audit Committee pursuant to Rule 2-01 of Regulation S-X under the Exchange Act to the extent that rule was applicable.

The Audit Committee is responsible for reviewing and discussing the audited consolidated financial statements with management, discussing with the independent registered public accountants the matters required by Public Company Accounting Oversight Board Auditing Standard No. 1301 Communications with Audit Committees, receiving written disclosures from the independent registered public accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants’ communications with the Audit Committee concerning independence and discussing with the independent registered public accountants their independence, and recommending to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our Proxy Statement and annual report or Notice of Internet Availability of Proxy Materials has been sent to your address.

We will promptly deliver separate copies of our Proxy Statement and annual report at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to Amergent Hospitality Group Inc., Post Office Box 470695, Charlotte, North Carolina 28247, attention: Michelle Arcidiacono, Secretary, Amergent Hospitality Group Inc., or by telephone at (704) 366-5122.

26

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to Amergent Hospitality Group Inc., Post Office Box 470695, Charlotte, North Carolina 28247, attention: Michelle Arcidiacono, Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2021 and certain other related financial and business information are contained in our 2021 Annual Report to Stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

STOCKHOLDER PROPOSALS FOR NEXT YEAR’s ANNUAL MEETING

Stockholder proposals for inclusion in our proxy statement: If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2023 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Secretary no later than August 14, 2023, which is 120 calendar days before December 12, 2022 - the anniversary date of this Proxy Statement was released to stockholders in connection with the 2022 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on December 30, 2022, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2023 Annual Meeting of Stockholders.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2023 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our bylaws. The bylaws provide that we must have received the stockholder’s notice no more than 120 days in advance of the one-year anniversary of the date of the previous year’s Annual Meeting of Stockholders. To be timely, a stockholder proposal not included in our proxy statement for the 2023 Annual Meeting of Stockholders must be received by our Secretary no later than September 1, 2023, provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as describe above. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure and provisions of our bylaws.

We urge stockholders to submit all proposals by Certified Mail - Return Receipt Requested. Stockholder proposals should be sent to Amergent Hospitality Group Inc., Post Office Box 470695, Charlotte, North Carolina 28247, attention: Michelle Arcidiacono, Secretary.

STOCKHOLDER ADVISORY VOTES

The next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at our 2024 annual meeting. The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at our 2027 annual meeting.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The Board does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the annual meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Securities Transfer Corporation:

Securities Transfer Corporation

Attention: Issuer Services, Stephanie Zhang

szhang@stctransfer.com

W: 469-633-0101, Ext 117

Central Time Zone

By Order of the Board of Directors,

/
Michael D. Pruitt
Chairman

27

PROXY

Solicited on Behalf of the Board of Directors for Annual Meeting of Stockholders, December 30, 2022

The undersigned hereby appoints Michael D. Pruitt and Stephen Hoelscher, and each of them, as proxies with full power of substitution, to represent and to vote as set forth herein all the shares of the common stock of Amergent Hospitality Group Inc. which the undersigned is entitled to vote at the 2022 Annual Meeting of Stockholders and any adjournments or postponements thereof, as designated below. If no designation is made, the proxy, when properly executed, will be voted: (i) “FOR” the election of the director nominees named below in Proposal No. 1, (ii) “FOR” Proposal No. 2, the approval of amendment to the certificate of incorporation, (ii) “FOR” Proposal No. 3, ratification of the appointment of our registered public accounting firm, and (iv) in the discretion of the proxies upon such other matter as may properly come before the Annual Meeting.

Proposal No. 1	TO ELECT FIVE DIRECTORS TO THE BOARD OF DIRECTORS TO HOLD OFFICE FOR THE FOLLOWING YEAR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

[ ]	FOR the election as a director of the five nominees listed below.
NOMINEES: Michael D. Pruitt, Frederick L. Glick, Keith J. Johnson, Neil G. Kiefer and J. Erick Wagoner

[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES

[ ]	WITHHOLD AUTHORITY to vote for the following nominees:

INSTRUCTION: To withhold authority to vote for individual nominees, write their names on the line above.

Proposal No. 2	APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TOC 150,000,000

[ ] For	[ ] Against	[ ] Abstain

Proposal No. 3	RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 30, 2022

[ ] For	[ ] Against	[ ] Abstain

In his or her discretion, the proxy is authorized to vote upon any other matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated:_____________________________________, 2022

__________________________________________
Signature

__________________________________________
Signature (Joint Owners)

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title

[SEE VOTING INSTRUCTIONS ON REVERSE SIDE]

VOTING INSTRUCTIONS

Please sign, date and mail this Proxy Card promptly to the following address in the enclosed postage-paid envelope:

Securities Transfer Corporation

2901 N. Dallas Parkway, Suite 380

Plano, Texas 75093

Attention: Proxy Department

OR

You may sign, date and submit your Proxy Card by facsimile to (469) 633-0088 or dial (469) 633-0101 to vote via phone.

OR

You my sign, date, scan and email your scanned Proxy Card to proxyvote@stctransfer.com.

OR

You may vote online through the Internet:

1.	Go to http://onlineproxyvote.com/AMHG/ at any time 24 hours a day.
2.	Login using the control number located in the top left hand corner of this proxy card.
3.	Access the proxy voting link within that website to vote your proxy.

If you vote your proxy on the Internet, you do not need to mail back, fax or email your Proxy Card.

The Proxy Statement, the form of Proxy Card and the Company’s Annual Report to Stockholders are available at http://onlineproxyvote.com/AMHG/

In order to attend our Virtual Annual Meeting, you must log in to

https://stctransfer.zoom.us/webinar/register/WN_gkIBNoCdRSWO3wKyFFbHvg to register for the meeting.